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                                                            Exhibit 99.2
                           SOFTWARE LICENSE AGREEMENT

     This Software License Agreement (this "Agreement") dated as of November 10, 1998, is entered into by and between GSE PROCESS SOLUTIONS, INC., a Delaware corporation ("GSE") and THE SAGE SYSTEMS DIVISION of VALMET AUTOMATION (USA) INC., 7000 Hollister, Houston, TX, a Delaware corporation ("Valmet USA") and THE SAGE SYSTEMS DIVISION of VALMET AUTOMATION (CANADA) LTD., 10333 Southport Road S.W., Calgary, AB a Canadian Corporation ("Valmet Canada") (Valmet USA and Valmet Canada shall be collectively referred to as "LICENSEE").

     WHEREAS, GSE and Valmet USA have entered into the Asset Purchase Agreement (as defined herein);

     WHEREAS, pursuant to the Asset Purchase Agreement, Valmet USA is purchasing certain assets of GSE's oil & gas business; and

     WHEREAS, the assets to be acquired by Valmet USA do not include GSE's SimSuite Pipeline Software or TotalVision Software; and

     WHEREAS, in connection with the Asset Purchase Agreement, subject to the terms and conditions contained in this Agreement, GSE desires to license to Valmet USA, and Valmet USA desires to license from GSE, the SimSuite Pipeline Software and the TotalVision Software; and

     WHEREAS, Valmet USA may also desire to pursue such activities through Valmet Canada, and GSE has agreed that the license rights granted hereunder shall be extended to the Valmet Canada as well.

     WHEREAS, the parties acknowledge and agree that, although GSE will retain ownership rights in the software to be licensed hereunder, Licensee should be provided sufficient license rights in such software to allow it, in the ordinary course of business, to pursue business opportunities within certain agreed-upon market limitations;

     NOW, THEREFORE, in consideration of the mutual representations, warranties, covenants, and agreements of the parties herein set forth, the parties hereto, intending to be legally bound, do hereby agree as follows:

1. Definitions

1.1. "Asset Purchase Agreement" means the Asset Purchase Agreement by and among Valmet USA, GSE and certain parties affiliated with GSE, dated November 10, 1998.

1.2. "Claims" shall have the meaning given in Article 6.

1.3. "Closing Date" shall have the meaning ascribed to that term in the Asset Purchase Agreement.

1.4. "Common Elements" shall have the meaning ascribed to that term in the Asset Purchase Agreement.

1.5. "D/3 Software" means GSE's software known as the D/3 Distributed Control System.

1.6. "Derivative" means any software, documentation or other item that is a modification or translation of the Software, or that is otherwise, based upon, incorporates, or a derivative work of some or all of the Software.

1.7. "New Elegant Software" means GSE's current version of the "Elegant" software module (an electrical network modeling tool) forming part of GSE's SimSuite Power software, and all subsequent updates and upgraded versions thereof (but only so long as GSE continues to market such software).

1.8. "Permitted Derivative" means any Derivative that, (i) in the case of a Derivative of the SimSuite Pipeline Software, is adapted for use in an application for which Licensee is authorized to sublicense the SimSuite Pipeline Software pursuant to Section 2.1 or 2.5, or (ii) in the case of a Derivative of the TotalVision Software, is adapted for use as part of the S/3 Software, the SimSuite Pipeline Software, Licensee's OASyS software or other SCADA software and software products developed by Licensee for use in connection with SCADA systems.

1.9. "Promotional Material" means promotional and marketing materials for Software, which disclose the functionality of Software only in general terms and which are intended for public dissemination free of any confidentiality obligation, as such materials exist at the Closing Date.

1.10."S/3 Software" shall have the meaning ascribed to that term in the Asset Purchase Agreement.

1.11."SCADA System" means a supervisory control and data acquisition system such as the S/3 Software or Licensee's OASyS(R) product.

1.12."SimSuite Pipeline Software" shall have the meaning ascribed to that term in the Asset Purchase Agreement.

"Software" means the SimSuite Pipeline Software and the TotalVision Software

1.14."Technical Documentation" shall have the meaning ascribed to that term in the Asset Purchase Agreement.

1.15."TotalVision Software" shall have the meaning ascribed to that term in the Asset Purchase Agreement.

1.16.All other capitalized terms used herein which are not defined shall have the meanings ascribed to them in the Asset Purchase Agreement.

2.   Grants of Licenses

2.1. SimSuite Pipeline Software.

     (a) Subject to all the terms and conditions of this Agreement, GSE hereby grants to Licensee, and Licensee hereby accepts from GSE, a perpetual (subject to termination in accordance with Article 9), worldwide, nontransferable (except in accordance with Article 11), exclusive license to:

          (i)  develop Permitted Derivatives of the SimSuite Pipeline Software;

          (ii) use and demonstrate the SimSuite Pipeline Software and Permitted Derivatives thereof, provided that such demonstration is without disclosure of the source code for the SimSuite Pipeline Software or of other Technical Documentation;

          (iii)reproduce such copies of the SimSuite Pipeline Software and Permitted Derivatives thereof as are reasonably required to enjoy the rights granted in this Section 2.1.a;

          (iv) reproduce,   prepare   derivative   works  of,   and   distribute
               Promotional Materials and operators and users manuals relating to the SimSuite Pipeline Software; and

          (v) market and sublicense use of the SimSuite Pipeline Software and Permitted Derivatives thereof, in object code form only;

            provided, however, that such exclusive license shall be for use, marketing and sublicensing of the SimSuite Pipeline Software, Permitted Derivatives thereof and such Promotional Materials and operators and users manuals only in connection with systems which model or simulate the gathering, pipeline transportation and distribution of oil, gas and petroleum products ("Oil & Gas"). Notwithstanding the foregoing, the license granted in this Section 2.1.a shall become a nonexclusive license if, within the earlier of:

            (A) two (2) years following Licensee's delivery of the SimSuite Pipeline Software implementation for Pacific Pipeline System, Inc. pursuant to that certain agreement between GSE and Pacific Pipeline System, Inc. dated July 1, 1997, or

            (B) by March 31, 2002,

            Licensee does not sublicense the SimSuite Pipeline Software to another unaffiliated third party in a bona fide transaction as a part of which reasonable consideration is paid to Licensee for such sublicense and the applicable license fees are to GSE.

(b) Subject to all the terms and conditions of this Agreement, GSE hereby grants to Licensee, and Licensee hereby accepts from GSE, a perpetual (subject to termination in accordance with Article 9), worldwide, nontransferable (except in accordance with Article 11), nonexclusive license to:

          (i)  develop Permitted Derivatives of the SimSuite Pipeline Software;

          (ii) use and demonstrate the SimSuite Pipeline Software and Permitted Derivatives thereof, provided that such demonstration is without disclosure of the source code for the SimSuite Pipeline Software or of other Technical Documentation;

          (iii)reproduce such copies of the SimSuite Pipeline Software and Permitted Derivatives thereof as are reasonably required to enjoy the rights granted in this Section 2.1.b;

          (iv) reproduce,   prepare   derivative   works  of,   and   distribute
               Promotional Materials and operators and users manuals relating to the SimSuite Pipeline Software; and

          (v) market and sublicense use of the SimSuite Pipeline Software and Permitted Derivatives thereof, in object code form only;

            provided, however, that such license shall be for use of the SimSuite Pipeline Software, Permitted Derivatives thereof and such
            Promotional Materials and operators and users manuals only in connection with systems which model or simulate the transmission and distribution of electric power ("Electric Power Distribution"), the transportation and distribution of fresh water or collection and transportation of waste water ("Water & Wastewater"), and rail traction power distribution ("Rail Traction"); and provided further, that for use in Electric Power Distribution and Water & Wastewater applications, and Rail Traction. Licensee shall market or sublicense the SimSuite Pipeline Software and Permitted Derivatives thereof only as an integrated solution with a SCADA System (which may be either an end-user's preexisting system or a Licensee-delivered system).

(c) GSE hereby grants Licensee the right to use the trademark "SimSuite Pipeline" in connection with the license grants for the SimSuite Pipeline Software described in sub-sections (a) and (b) above; provided, however, that Licensee shall not be permitted to use the trademarks "SimSuite Power", "SimSuite Pro" or "SimSuite" (except when used within the mark "SimSuite Pipeline"). Licensee agrees that its use of the trademark "SimSuite Pipeline" will be at least consistent with the quality of GSE's use of such trademark prior to the Closing Date and that its use of such trademark shall inure to GSE as the owner of the trademark.

2.2. Total Vision Software

Subject to all the terms and conditions of this Agreement, GSE hereby grants to Licensee, and Licensee hereby accepts from GSE a perpetual (subject to termination in accordance with Article 9), worldwide, nontransferable (except in accordance with Article 11), license to:

          (a)  develop Permitted Derivatives of the TotalVision Software;

          (b) use and demonstrate the TotalVision Software and Permitted Derivatives thereof, provided that such use and demonstration is without disclosure of the source code or other Technical Documentation for the TotalVision Software;

          (c) reproduce such copies of the TotalVision Software and Permitted Derivatives thereof as are reasonably required to enjoy the rights granted in this Section 2.2;

          (d) reproduce, prepare derivative works of and distribute Promotional Materials and operators and users manuals relating to the TotalVision Software; and

          (e) market and sublicense use of TotalVision and its Permitted Derivatives in object code form only;

            provided that Licensee shall market or sublicense TotalVision and its Permitted Derivatives and Promotional Materials and operators and users manuals only as part of or bundled with the S/3 Software, the SimSuite Pipeline Software, Licensee's OASyS software or other SCADA software and software products developed by Licensee for use in connection with SCADA systems.

            This license is exclusive for the use, marketing and sub-licensing of the TotalVision Software with SCADA systems and modeling and simulation systems used in connection with the gathering, pipeline transportation and distribution of oil, gas and petroleum products only, and non-exclusive for all other markets.


2.3. New Elegant Software

Subject to all the terms and conditions of this Agreement, GSE hereby grants to Licensee, and Licensee hereby accepts from GSE a non-exclusive, perpetual (subject to termination in accordance with Article 9), worldwide, nontransferable (except in accordance with Article 11), license to:

          (a)  develop Permitted Derivatives of the New Elegant Software;

          (b) use and demonstrate the New Elegant Software and Permitted Derivatives thereof, provided that such use and demonstration is without disclosure of the source code for the New Elegant Software;

          (c) reproduce such copies of the New Elegant Software and Permitted Derivatives thereof as are reasonably required to enjoy the rights granted in this Section 2.3;

          (d) reproduce, prepare derivative works of and distribute Promotional Materials and Technical Documentation relating to the New Elegant Software; and

          (e) market and sublicense use of the New Elegant Software and its Permitted Derivatives in object code form only;

subject to the following:

               * Buyer's license will be solely for use in applications involving the transmission and distribution of electric power and the distribution of electric power for rail traction purposes only;

               * Buyer shall market or sublicense the New Elegant Software only as an integrated solution with a SCADA system, which may be either an end-user's pre-existing system or a Buyer delivered system; and

               * The list price for each copy of the New Elegant Software delivered by Licensee to its customers shall be $25,000 USD.
                    2.4. Intentionally Deleted

2.5. Marketing and Sublicensing of Software and Permitted Derivatives.

     (a) When marketing or sublicensing the Software and Permitted Derivatives, Licensee shall (i) include in each copy of the Software or a Permitted Derivative distributed by Licensee, copyright and proprietary rights notices approved, as to content and placement, by GSE in writing; (ii) make no representations and warranties, and assume no other obligations, on behalf of GSE; and (iii) enter into a written sublicense agreement with each sublicensee which affords GSE no less protection than the form of License Agreement attached hereto as Exhibit A.

     (b) Upon written notice by Licensee of its desire promptly to market and sublicense use of the SimSuite Pipeline Software and its Permitted Derivatives for use in applications other than those provided for in
          Section 2.1 of this Agreement, GSE shall not unreasonably refuse to grant a license, on terms substantially the same as the terms of the grant in Section 2.1.b, subject to agreement of the parties as the amount of the license fees, to market and sublicense use of the SimSuite Pipeline Software and its Permitted Derivatives in the additional market.

     (c) Notwithstanding sub-sections (a) and (b) above, Licensee shall not use, market or sublicense the Software for process control applications, without the prior written consent of GSE, which may be withheld in GSE's sole discretion.

2.6. Sub-distributors

Licensee may market and sublicense the Software to Licensee's sub-distributors, only for redistribution to end users, provided that Licensee obtains from the sub-distributor a signed agreement under which the sub-distributor agrees to market and sublicense the Software only in accordance with the terms and conditions of this Agreement and on terms which afford GSE no less protection than the terms of this Agreement.

2.7. Title, Notices, Acceptance, Etc.

     (a) Licensee acknowledges that GSE owns the patent, copyright, trade secret and other proprietary rights in the Software and Promotional Materials and all copies of the Software. GSE grants Licensee no licenses or other rights with respect thereto, including any licenses by implication or estoppel, except as expressly granted by this Agreement. Licensee shall not develop Derivatives or use, demonstrate, market, copy, sublicense, distribute or disclose the Software or Derivatives except as specifically authorized herein.

     (b) GSE acknowledges that Licensee will own any patent, copyright, trade secret and other proprietary rights arising from the development of Permitted Derivatives by and for Licensee, subject to GSE's rights in the Software. Subject to all the terms and conditions of this Agreement, Licensee hereby grants to GSE, and GSE hereby accepts from Licensee, a perpetual, worldwide, nontransferable (except in accordance with Article 11), nonexclusive license under all of Licensee's patent, copyright, trade secret and other proprietary rights in Derivatives to use, reproduce, adapt, distribute, perform and display any software or other item and to authorize others to do the same.

     (c) Licensee hereby acknowledges GSE's delivery and Licensee's acceptance of the Software by virtue of the activities contemplated by the Asset Purchase Agreement.

     (d) For a period of one (1) year, commencing on the Closing Date, Licensee may use in its marketing of the Software and Permitted Derivatives truthful statements identifying the Software as a former product of GSE; provided that Licensee shall use GSE's name only in such statements and not use GSE's name or any trademark of GSE as a trademark (except for trademarks transferred to Licensee pursuant to the Asset Purchase Agreement). Thereafter, except as provided in
          Section 2.5.a. with respect to copyright and proprietary rights notices, Licensee shall not identify GSE in its marketing of Software and Derivatives. At no time shall Licensee provide to any third party any false or misleading description of fact, or false or misleading representation of fact, or engage in any other activity which is likely to suggest that GSE is the then-current source of supply for the Software or Permitted Derivatives or otherwise cause confusion, or cause mistake, or to deceive as to the affiliation, connection, or association of GSE with Licensee, the Software, Derivatives or Promotional Material.

3. Right Of First Refusal

3.1. GSE shall not sell, transfer, assign or otherwise dispose of the SimSuite Pipeline Software without first offering to sell the SimSuite Pipeline Software to Licensee in accordance with this Article. If GSE receives a bona fide offer (an "Offer") from a third party not related to or affiliated with GSE, to purchase GSE's rights in the SimSuite Pipeline Software, and GSE is prepared to accept the Offer, GSE shall first make an offer in writing to Licensee to sell the SimSuite Pipeline Software to Buyer on the same terms and conditions as the Offer. Notwithstanding the above, GSE may sell, transfer or assign the SimSuite Pipeline Software to an affiliate or parent company without regard to the restrictions in this Article, provided that the affiliate or parent company agrees to be bound by this Agreement.

3.2. GSE's offer to Licensee shall be open for acceptance by Licensee for thirty
(30) days after its receipt. If no acceptance is received from Licensee within the thirty (30) day period, the offer to sell shall be deemed to have been refused by Licensee and GSE may proceed with selling the SimSuite Pipeline Software at a price not less than the price, and on terms not more favorable than the terms at which the SimSuite Pipeline Software was offered to Licensee.

3.3. If no sale of the SimSuite Pipeline Software is completed by GSE within ninety (90) days following the date of rejection (or deemed rejection) by Licensee of GSEs offer, GSE shall be required, before selling, transferring,' assigning or otherwise disposing of the SimSuite Pipeline Software, to again offer the SimSuite Pipeline Software to Licensee in the manner set out above.

3.4. The provisions of this Article shall not apply to commercial arrangements within the ordinary course of GSE's business outside the markets for which Licensee's rights are exclusive under this Agreement.

4. Intentionally Deleted

5. Confidentiality

5.1. For the purpose of this Article, the term "Confidential Information" means the Software, Derivatives to the extent they incorporate Software or information contained in Software, and any other material or information relating to the Software that GSE treats as confidential and provides to Licensee in connection with this Agreement; provided that "Confidential Information" does not include any material or information that Licensee can demonstrate: (i) is or becomes publicly known through no fault of Licensee, (ii) is rightfully obtained by Licensee from a third party not obligated to preserve its confidentiality. (iii) by clear and convincing documentation, was already known to Licensee prior to the delivery of any Software licensed pursuant to this Agreement through no infringement of any proprietary right of GSE or breach of an obligation of confidentiality owed to GSE, and (iv) by clear and convincing documentation, has been independently developed by Licensee without access to the Software licensed pursuant to this Agreement.

5.2. Licensee shall not use Confidential Information for any purpose other than in accordance with this Agreement and shall not disclose Confidential Information to any person other than its employees who have signed a written nondisclosure agreement comparable in scope to this Article and have a need to know such Confidential Information. Notwithstanding the foregoing, Licensee may disclose Confidential Information to the extent required by a court or other governmental authority, provided that (i) Licensee gives GSE reasonable notice of the disclosure, (ii) Licensee uses reasonable efforts to resist disclosing the Confidential Information, (iii) Licensee cooperates with GSE on a request to obtain a protective order or otherwise limit the disclosure, and (iv) as soon as reasonably possible, Licensee provides a letter from its counsel confirming that the Confidential Information is, in fact, required to be disclosed.

5.3. Licensee shall guard against unauthorized access to or disclosure of Confidential Information by commercially reasonable procedures, which in no event shall be less protective than the procedures employed by Licensee to protect its own similar information. Without limiting the generality of the foregoing, Licensee shall (i) store or use the source code for the Software only on computers separated from public networks and from private networks that could allow access to employees who do not have a need to know such source code; (ii) maintain logs of the location of all copies of such source code and of the employees having access thereto; and (iii) provide copies of such logs to GSE upon GSE's request.

5.4. The parties acknowledge that Licensee's breach of this Article 5 would cause GSE irreparable injury for which it would not have an adequate remedy at law. In the event of a breach, the non-breaching party shall be entitled to injunctive relief in addition to any other remedies it may have at law or in equity.

6. Infringement Warranty and Indemnity

6.1 GSE represents and warrants that it has the right to license the Software to Licensee. GSE shall indemnify, defend, and hold harmless Licensee and its respective successors and assigns and the directors, officers, employees, managing partners and agents of each (collectively, the "Licensee Group"), at, and at any time after, the Closing Date, from and against any and all demands, claims, actions, or causes of action, assessments, losses, damages, liabilities, costs, and expenses, including reasonable fees and expenses of counsel, other expenses of investigation, handling, and litigation, and settlement amounts (collectively, a "Loss" or "Losses"), asserted against, resulting to, imposed upon, or incurred by the Licensee Group, directly or indirectly, by reason of, resulting from, or arising in connection with any use of the Software by the Licensee or its customers in the same manner used by GSE prior to the Closing Date that infringes the intellectual property rights of any person under the laws of the United States or Canada or infringes:

          (1) a patent or copyright under the laws of the countries listed in Exhibit B; or

          (2) a trade secret under the laws of any country, if the same acts also would constitute a misappropriation of trade secrets under the laws of the United States.


If any portion of the Software is held to constitute an infringement or misappropriation and its use is enjoined (or if GSE believes that any such portion may be so held and enjoined), GSE may at its own expense:

          (a) procure for Licensee the right to continue using such portion of the Software;

          (b)  replace such portion of the Software  with a  non-infringing  and
               non-misappropriating   functional   equivalent   satisfactory  to
               Licensee; or

          (c)  modify  such  portion of the  Software in a way  satisfactory  to
               Licensee    so    that    it    becomes     non-infringing    and
               non-misappropriating.

6.2 Licensee shall indemnify, defend, and hold harmless GSE and its successors and assigns and the directors, officers, employees, and agents of GSE (collectively, the "GSE Group"), at, and at any time after, the Closing Date, from and against any and all Losses asserted against, resulting to, imposed upon, or incurred by the GSE Group, directly or indirectly, by reason of, resulting from, or arising in connection with Licensee's use or distribution of the Software or Derivatives, except to the extent that such Losses are subject to GSE's indemnification obligations under the provisions of Section 6.1 of this Agreement or Article 11.1 of the Asset Purchase Agreement.

6.3 The party entitled to indemnification hereunder (the "Claimant") shall promptly deliver to the party liable for such indemnification hereunder (the "Obligor") notice in writing (the "Required Notice") of any claim for recovery under Section 6.1 or Section 6.2, specifying in reasonable detail the nature of the Loss, and, if known, the amount, or an estimate of the amount, of the liability arising therefrom (the "Claim"). The Claimant shall provide to the Obligor as promptly as practicable thereafter information and documentation reasonably requested by the Obligor to support and verify the claim asserted, provided that, in so doing, it may restrict or condition any disclosure in the interest of preserving privileges of importance in any foreseeable litigation.

6.4 The parties agree that any breach of the foregoing representation and warranty in this Article 6 or claim to indemnification under this Article 6 is subject to the provisions of Articles 11.3, 11.4, 11.5 and 11.6 of the Asset Purchase Agreement.

7. Warranties

EXCEPT AS PROVIDED IN SECTION 6.1, SOFTWARE AND PROMOTIONAL MATERIALS ARE PROVIDED "AS IS," AND GSE MAKES NO WARRANTIES, EXPRESS OR IMPLIED, INCLUDING THE IMPLIED WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE.

8. Limitation of Liability

GSE SHALL NOT BE LIABLE HEREUNDER FOR INDIRECT, PUNITIVE, SPECIAL, INCIDENTAL OR CONSEQUENTIAL DAMAGES, EVEN IF ADVISED OF THEIR POSSIBILITY.

9. Termination

If Licensee fails to comply with any material provision of this Agreement, GSE may give Licensee written notice of breach and, unless such breach is fully cured within thirty (30) days after the receipt of notice by Licensee, GSE may thereupon, at its option, terminate this Agreement upon further written notice to Licensee.

10. Notices

Any notice, request, instruction, other communication or other document to be given hereunder by any party hereto to the other party shall be in writing and delivered personally, telecopied or sent by recognized overnight delivery service, and shall be deemed given when so delivered personally, telecopied (with appropriate confirmation of receipt) or received, as follows:

         If to GSE, to:

         GSE Process Solutions, Inc.
         9189 Red Branch Road
         Columbia, MD 21045
         Attention:  Thomas K. Milhollan

         If to Licensee, to:

         Valmet Automation SAGE Systems Division
         C/O 10333 Southport Road S.W.
         Calgary, AB, Canada, T2W 3X6
         Attention: Cameron Demcoe

         with copies to:

         Arent Fox Kintner Plotkin & Kahn
         1050 Connecticut Avenue, N.W.
         Washington, D.C. 20036-5339
         Attention:  Gerald P. McCartin, Esq.

or at such other addresses for a party as shall be specified by notice to the other party.

11. Assignment

11.1. This Agreement shall not be assignable by either party hereto, whether by written instrument or by operation of law, without the written consent of the other party, which consent shall not be withheld unreasonably; provided that either party may assign this Agreement to any entity into which such party is merged or to which all or substantially all the assets of its business relating to the Software is transferred (subject to the right of first refusal provided in Article 3 hereof), if such party provides the other party prior written notice of such assignment together with a written confirmation by the assignee, reasonably satisfactory in form and substance to the other party, that such assignee agrees to, and agrees to be bound by, all of the terms and conditions of this Agreement. Any purported assignment in violation of this Article 11 shall be void.

11.2. Licensee agrees that, should it intend to assign or otherwise transfer, including by merger or other operation of law, any or all of its rights under this Agreement as permitted by this Section 11.1 to any of GSE's direct competitors in the computer-based simulation business, or an affiliate of such a competitor of GSE, GSE shall have a right of first refusal to acquire any and all rights under this Agreement intended to be assigned or otherwise transferred. Accordingly, Licensee shall not assign or otherwise transfer its rights under this Agreement without first offering such rights to GSE and permitting GSE thirty (30) days to evaluate whether to acquire the same on the terms offered by Licensee. If GSE manifests its desire to acquire the rights under this Agreement on the terms offered, the parties shall consummate the assignment or other transfer within thirty (30) days. Only if GSE elects in writing not to acquire the same on the terms offered or the thirty (30) day period passes without GSE electing in writing to acquire the same on the terms offered may Licensee sell the rights under this Agreement to a third party, and only then for the price and on the terms offered to GSE.

12. Export Controls

12.1. Licensee shall comply with any export control laws and regulations applicable to the Software. Licensee shall indemnify GSE for any and all damages and fines resulting from a violation of applicable export control laws and regulations that occurs after the Closing Date.

13. Miscellaneous

13.1. This Agreement (including any and all Exhibits hereto), the Asset Purchase Agreement, and the other certificates, agreements, and other instruments to be executed and delivered by the parties in connection with the transactions contemplated hereby, constitute the sole understanding of the parties with respect to the subject matter hereof. No amendment, modification, or alteration of the terms or provisions of this Agreement shall be binding unless the same shall be in writing and duly executed by the parties hereto.

13.2. This Agreement may be executed in one or more counterparts, each of which shall for all purposes be deemed to be an original and all of which shall constitute the same instrument.

13.3. The headings of the Articles of this Agreement are inserted for convenience only and shall not be deemed to constitute part of this Agreement or to affect the construction hereof.

13.4. Any of the terms or conditions of this Agreement may be waived in writing at any time by the party that is entitled to the benefits thereof. No waiver of any of the provisions of this Agreement shall be deemed to or shall constitute a waiver of any other provision hereof (whether or not similar).

13.5. This Agreement shall be construed in accordance with and governed by the laws of the State of Maryland without giving effect to the principles of conflicts of law thereof.

13.6. GSE and Licensee shall consult with each other before issuing any press releases or otherwise making any public statements with respect to this Agreement and the transactions contemplated hereby. Neither GSE nor Licensee shall issue any such press release or make any public statement without the agreement of the other party, except as such party's counsel advises in writing may be required by law.

13.7. With the exception of the parties to this Agreement there shall exist no right of any person to claim a beneficial interest in this Agreement or any rights occurring by virtue of this Agreement.

13.8. All covenants, agreements, representations, and warranties made herein shall survive the execution and delivery of this Agreement and the Closing and shall not be deemed waived or otherwise affected by any investigation made by any party hereto.

13.9. Words of inclusion shall not be construed as terms of limitation herein, so that references to "included" matters shall be regarded as nonexclusive, noncharacterizing illustrations.



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IN WITNESS  WHEREOF,  each of the parties hereto has caused this Agreement to be executed on its behalf on the date indicated.

GSE PROCESS SOLUTIONS, INC.


By:
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Name:
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Title:
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THE SAGE SYSTEMS DIVISION
OF VALMET AUTOMATION (USA), INC.


By:
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Name:
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Title:
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THE SAGE SYSTEMS DIVISION
OF VALMET AUTOMATION (CANADA) LTD.


By:
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Name:
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Title:
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